SUPPLEMENT DATED MARCH 21, 2025

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2024

FOR PORTFOLIO OPTIMIZATION CONSERVATIVE PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2024, for Portfolio Optimization Conservative Portfolio (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective May 1, 2025. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the following will be added before the last paragraph:

A Portfolio Optimization Underlying Fund may lend its portfolio holdings to certain financial institutions.

In the Principal Risk from Holdings in Portfolio Optimization Underlying Funds subsection, Securities Lending Risk will be added after Underlying Fund Risk. The disclosure for this new risk to be added is as follows:

•	Securities Lending Risk: A Portfolio Optimization Underlying Fund may engage in securities lending, which involves the risk that a Portfolio Optimization Underlying Fund may suffer a loss if the borrower fails to return the loaned securities in a timely manner or at all. A Portfolio Optimization Underlying Fund could also lose money due to the decline in the value of the collateral provided or a decline in the value of any investments made with cash collateral.